AMERINDOFUNDS

ANNUAL REPORT

OCTOBER 31, 2000

                                 TABLE OF CONTENTS

--------------------------------------------------------------------------------

SHAREHOLDER LETTER ..........................................................  1
2000 REVIEW AND ECONOMIC OUTLOOK ............................................  7
STATEMENTS OF NET ASSETS ....................................................  9
STATEMENTS OF OPERATIONS .................................................... 16
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 18
NOTES TO FINANCIAL STATEMENTS ............................................... 20
FINANCIAL HIGHLIGHTS ........................................................ 30
INDEPENDENT AUDITORS' REPORT ................................................ 32

                                                                    October 2000
Dear Shareholder:

     During 1999, over one hundred technology-focused mutual funds more than doubled in value. Never before had mutual fund investors reaped such handsome rewards in such a short period of time. A period of digestion was to be expected.

     Amerindo management stated publicly in late 1999 and early 2000 that a sharp correction and transitional phase was likely to follow this unprecedented period. In sum, 2000 would be a year in which marginal Internet business models would be severely tested, and a rapidly maturing B2C sector would be upstaged by explosive growth in B2B, infrastructure and optical networking. As our fiscal year concluded, our projections had unfolded as expected. The net result being a generally adverse investment environment for the Internet sector with investor sentiment having swung rapidly from one extreme to another.

     Amerindo Technology Fund (Class D) declined 13.90% for the one-year period ending October compared to 48.20% for the Hambrecht & Quist Growth Index. Our two new additions to the AmerindoFunds family, Amerindo Internet B2B Fund and Amerindo Health & Biotechnology Fund were launched near the bottom of the spring correction on 30 May and produced impressive cumulative returns of 67.91% and 45.99% for Class D Shares, respectively. The benchmark Hambrecht & Quist Growth Index and the Hambrecht & Quist Healthcare Index returned 11.78% and 26.27% respectively for the period May 30, 2000 through October 31, 2000.

     In contrast, the biotechnology sector has been far more buoyant, advancing sharply for the fiscal year. Strong gains in a number of biotechnology and genomics issues helped to buffer our flagship Technology Fund's overall decline and to produce strong initial results for the new Amerindo Health & Biotechnology Fund.

     AmerindoFunds' fiscal year began with both Internet and biotechnology stocks in solid uptrends, fueled by the large appetite by retail investors. Wall Street happily met this demand by supplying investors with a record number of initial public offerings. As the buying frenzy accelerated, underwriters were tempted to bring younger, more unseasoned companies to market with a resulting decline in the quality of new issues. Meanwhile, the Federal Reserve staunchly defended its stance toward tighter monetary policy by systematically raising rates. As 2000 began, rates were pushed higher again in February, March and May. Adding to the mix was an imbalance in supply and demand for crude oil, which steadily pushed prices higher. Nonetheless, the market continued its strong advance and surged into the spring carrying Internet and biotechnology stocks to substantial new highs.

     Sensing a more difficult environment in 2000, Amerindo's strategy was to increase the diversification of the Technology Fund somewhat, by adding new names, including several in the biotechnology sector to the portfolio. Noting a maturing B2C sector, we began to increase our emphasis on B2B, telecommunications and networking stocks. While we were very comfortable with the growth prospects for the portfolio's core holdings -- fundamentals were explosive -- we were very confident a spring correction was overdue. In early March, the market peaked and sold off sharply over the next 5 weeks to a mid-April low. The Internet sector specifically had been buffeted by the expected transition from the first wave of companies directed toward simple vertical retail businesses and portals to the much deeper and more complex B2B, optical networking and infrastructure enterprises. In contrast, the biotechnology sector exceeded its July price peak and settled into a narrow trading range near record high levels as the fiscal year closed.

     In the midst of the spring correction, Amerindo's new Internet B2B and Health & Biotechnology Funds were launched. Both portfolios have been slowly constructed over the past several months by strategically building core positions in leading companies during periods of price weakness.

     Despite the current somber market backdrop, this report's Economic Outlook makes clear that we believe all is well with the Internet revolution. Its deployment continues to gain momentum as it moves rapidly toward our projection of $3 to $4 trillion in new wealth creation over the next several years.

     We summarize from our Economic Outlook:

     o Adoption of the Internet as the universal business-operating platform moves inexorably forward.

     o Slowdowns at companies like Microsoft, Dell and Intel make it increasingly evident that the Internet computing model is shifting business away from them as it rapidly replaces the client/server-computing model, which their products largely support.

     o Slowing economic growth and poor pricing power will reinforce Internet use as the single most effective tool for raising productivity, lowering costs and expanding margins.

     o Corporate Internet technology spending accelerates as it garners a growing share of IT budgets.

     o Even though rates have moderated, technology in general is still the fastest growing sector of the global economy. o A combination of exploding fundamentals and declining share prices have made many of our core Internet holdings outstanding values.

     o Continued volatility and price weakness in the near-term should be followed by the next major up-leg for our sector as early as late spring.

     Amerindo maintains that 2000 will prove to be a normal period of consolidation for our portfolio companies operating at the center of the Internet revolution. Within the health and biotechnology sector we also see acceleration in the employment of new analytical tools to leverage the historic work recently underway in gene sequencing. These advances will not only produce a family of new pharmaceuticals aimed at an expanded group of targets, but an entire class of new companies dedicated to research and discovery.

     Consistent with the firm's approach for over two decades, we believe strong company fundamentals will continue to drive our successful research and investment process. We search for rapidly growing technology companies that have the potential to lead and dominate a very large market with a unique product or service. We thank all Amerindo shareholders for their confidence in our investment style as we navigate through this period of transition.

AMERINDOFUNDS

/s/signature omitted                          /s/signature omitted
Alberto W. Vilar                              Gary A. Tanaka

AMERINDO TECHNOLOGY FUND (Class D)
versus the HAMBRECHT & QUIST GROWTH INDEX

Growth of a $10,000 Investment
10/31/96* to 10/31/00

                      AMERINDO TECHNOLOGY FUND, CLASS D            HAMBRECHT & QUIST GROWTH INDEX
10/31/96                         $10,000                                       $10,000
10/31/97                           7,344                                        10,673
10/31/98                           8,822                                        10,694
10/31/99                          32,664                                        25,469
10/31/00                          28,124                                        37,744


--------------------------------------------------------------------------------
                        AVERAGE ANNUAL TOTAL RETURNS
                          AS OF OCTOBER 31, 2000**
--------------------------------------------------------------------------------
              Annualized         Since Inception
 One Year      3 Years    Annualized        Cumulative
--------------------------------------------------------------------------------
  -13.90%      56.45%       30.31%            189.14%    Class D
--------------------------------------------------------------------------------
  -13.98%        N/A        73.27%            243.80%    Class A
--------------------------------------------------------------------------------
  -18.92%        N/A        68.80%            224.21%    Class A with load
--------------------------------------------------------------------------------
    N/A          N/A          N/A             -34.64%    Class C
--------------------------------------------------------------------------------
    N/A          N/A          N/A             -35.29%    Class C with load
--------------------------------------------------------------------------------


 *Month-end nearest to commencement of operations date of 10/28/96 for Class D
  Shares.

**The Fund's average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional sales with and without the effect of the 5.75% maximum front-end sales charge for Class A Shares.

This charts illustrates the total value of an assumed $10,000 investment in Amerindo Technology Fund Class D Shares (from 10/31/96 to 10/31/00), as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

AMERINDO INTERNET B2B FUND (Class D)
versus the HAMBRECHT & QUIST GROWTH INDEX

Growth of a $10,000 Investment
5/31/00* to 10/31/00

         AMERINDO INTERNET B2B FUND, CLASS D     HAMBRECHT & QUIST GROWTH INDEX
5/31/00              $10,000                                 $10,000
10/31/00              16,791                                  11,178


--------------------------------------------------------------------------------
                                     RETURNS
                             AS OF OCTOBER 31, 2000**
--------------------------------------------------------------------------------
                                   Cumulative
                                Inception to Date
--------------------------------------------------------------------------------
                                      67.91%  Class D
--------------------------------------------------------------------------------
                                      67.89%  Class A
--------------------------------------------------------------------------------
                                      58.25%  Class A with load
--------------------------------------------------------------------------------
                                      67.30%  Class C
--------------------------------------------------------------------------------
                                      66.30%  Class C with load
--------------------------------------------------------------------------------

  *Month-end nearest to commencement of operations date of 5/30/00 for Class D
   Shares.

**The Fund's average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional sales with and without the effect of the 5.75% maximum front-end sales charge for Class A Shares.

This charts illustrates the total value of an assumed $10,000 investment in Amerindo Internet B2B Fund Class D Shares (from 5/31/00 to 10/31/00), as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

AMERINDO HEALTH & BIOTECHNOLOGY FUND (Class D) versus the HAMBRECHT & QUIST HEALTHCARE INDEX

Growth of a $10,000 Investment
5/31/00* to 10/31/00

         AMERINDO HEALTH & BIOTECHNOLOGY FUND, CLASS D   HAMBRECHT & QUIST HEALTHCARE INDEX
5/31/00                     $10,000                                   $10,000
10/31/00                     14,599                                    12,627


--------------------------------------------------------------------------------
                                     RETURNS
                            AS OF OCTOBER 31, 2000**
--------------------------------------------------------------------------------
                                   Cumulative
                                Inception to Date
--------------------------------------------------------------------------------
                                     45.99% Class D
--------------------------------------------------------------------------------
                                     45.90% Class A
--------------------------------------------------------------------------------
                                     37.51% Class A with load
--------------------------------------------------------------------------------
                                     45.51% Class C
--------------------------------------------------------------------------------
                                     44.50% Class C with load
--------------------------------------------------------------------------------

*Month-end nearest to commencement of operations date of 5/30/00 for Class D
 Shares.

**The Fund's average annual total returns reflect reinvestment of dividends and/or capital gains distributions in additional sales with and without the effect of the 5.75% maximum front-end sales charge for Class A Shares.

This charts illustrates the total value of an assumed $10,000 investment in Amerindo Health & Biotechnology Fund Class D Shares (from 5/30/00 to 10/31/00), as compared to the performance of an appropriate broad-based index. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

                        2000 REVIEW AND ECONOMIC OUTLOOK

      We have consistently said since the end of last year that 2000 would be a year of transition for the market following the enormous gains of last year, with expectations of very modest capital gains. Market activity at quarter end was characterized by activity normally associated near a stock market bottom. Recent heightened downside volatility has been due to concern over high-energy costs, a weak Euro, slowing U.S. growth, and a Federal Reserve that continues to talk tough. Each year brings it's own set of economic concerns. This year Middle East tensions and anxiety over the Euro have led to an increase in oil prices, which in turn has led to higher worldwide interest rates and ultimately to fears about the outlook for economic growth in the U.S. and abroad. Investors continue to worry that the Federal Reserve's past interest rate increases and higher energy costs could lead to recession. The Fed believes that the principle risks are higher inflation and an economy that is running flat out at the limits of its resources. Yet there is little evidence in monitoring corporate developments of any resurgence of inflation. Company earnings' releases indicate that poor pricing pressure and slowing growth in demand are what worry businesses.

      Our view is that the U.S. economy remains in fairly good shape, as the likelihood of a supply disruption seems low. Oil prices ought to fall once Middle East tensions subside. The U.S. economy should still experience healthy, albeit slower growth in 2001. The risks of a hard landing are low; the U.S. can probably grow between 3% to 4% in 2001, which is remarkable for the 11th year of expansion. Earnings momentum will slow, but will still be robust. The key to this favorable scenario is continued gains in productivity, which could rise 3% next year. Below we discuss how the Internet will fuel productivity gains in 2001 and beyond. This should make technology the only sure double-digit growth sector. Even large cap tech stocks, whose earnings growth will likely drop from perhaps 30% to 20% next year, will still exhibit strong relative earnings compared to the overall market. While capital spending could slow down a bit next year, we don't think investment for the Internet will be impacted. The Internet is being applied to business in revolutionary ways that will have a major bearing on the prospects for economic growth and productivity for the years ahead. A recent survey by PURCHASING ONLINE indicated that 25% of purchasing professionals were conducting transactions over the Internet in 1999, with this figure rising to 59% this year and 90% by 2002. The buyers surveyed indicated the following benefits of purchasing supplies over the Internet: 1) sourcing time was saved, 2) new sources of supply were found, 3) easier comparison shopping, 4) personnel is used more efficiently, 5) operating costs are reduced, 6) lower prices are paid, 7) the supply base is optimized, and 8) greater control over spending and inventory are achieved. This impressive list of Internet advantages is another reason, which mitigates against economic slowdown.

      Internet technology spending by business is in an historic accelerating growth pattern. While investment in mature, older generation technology can be cyclical, Internet infrastructure expenditures should be relatively immune to increased budgeting for capital expenditures. Internet technology will give a competitive edge to companies that adopt it, including considerable potential commensurate savings. In third quarter reporting to date, non-technology companies have been indicating that Internet spending is markedly INCREASING on a sequential quarterly basis, despite some evidence of economic slowing. The latter is probably adversely impacting the more traditional or cyclical areas of business, such as the PC market. We believe that there will be a long term, irreversible shift in technology capital expenditures directed to the Internet. Infrastructure expansion for the Internet is clearly NOT discretionary, particularly in times of tough competition, rising costs and little or no pricing flexibility. The corporate push to upgrade Internet infrastructure is fueling productivity growth, the key determinant in sustaining the present benign economic conditions, and keeping the Fed from worrying about inflation.

      Internet technology is being used today to work towards a "total" network encompassing all participants: buyers and sellers. These networks are being variously labeled as supply networks, parallel chains, enhanced concurrent activities and synchronized supply models. The new supply chain demands seamless integration of software and systems as well as visibility throughout the network. Collaborative systems are being used to improve essential visibility and to cut inventory. The Internet will ultimately be used by businesses to marry the dynamics of customer interaction with the supply chain. So far, the Internet has witnessed a dramatic shift in power to customers such that companies that integrate their supply chains and their customer strategies can achieve significant improvements in performance. Manufacturers who can adopt this two-pronged approach can expect to find significant benefits in increased profits, efficiency and customer loyalty. For example, typical e-procurement cost reductions of as little as 5% to 10% of total purchases can result in close to a doubling of earnings. Going forward, manufacturers must use the Web to integrate customer relationships and build supply chains that can respond in real time to individual customers' needs. The ultimate goal will be the ability to improve supply chain collaboration across a network of numerous disparate partners. The business world is rapidly moving towards building so-called Digital Loyalty Networks, which leverage data gleaned from the extended enterprise, including the demand chain right through to the supply chain, with the express goal of maximizing the lifetime value of customer relationships.

      The new digital extended enterprise forms the cornerstone of the biggest structural or paradigm change in business in probably the last 50 years. This evolution is made possible by the build-out of the necessary infrastructure for B2B commerce, specifically the creation of a next generation of optical-switching networks for data transmission.

      In sum, however, the stock market correction this year in our sector can only be characterized as severe, notwithstanding the extraordinary build-out of the new B2B paradigm that has only just begun. The market's correction has been more technical than fundamental in nature, owing to last year's spectacular gains and the speculative IPO market. Over the near term, the technology sector may be buffeted by concern about the impending failure of many new Internet companies that came prematurely to the public market, and the predictable slowdown in the growth of large cap, well established technology companies like Intel, Dell, etc., that are prominent in yesterday's technology. This could certainly give rise to more, rather than less, volatility. We however, see a major new up-leg in our sector starting perhaps as early as springtime next year based on exploding fundamentals and sold-out valuations for Internet stocks. Portfolios with broad exposure to Internet deployment should be in a unique position to achieve significant appreciation over the next several years as the Internet is deployed throughout the U.S. and global economy.

                            AMERINDO TECHNOLOGY FUND
                             STATEMENT OF NET ASSETS
                                OCTOBER 31, 2000

COMMON STOCKS* -- 89.1%

   SHARES                                                               VALUE
 -------------                                                      ------------
    117,500   Akamai Technologies ................................. $  5,992,500
    348,500   Alkermes ............................................   12,916,281
    300,000   Amazon.com ..........................................   10,987,500
    720,000   Ariba ...............................................   90,990,000
    365,000   Ask Jeeves ..........................................    4,745,000
    475,000   At Home .............................................    4,898,437
    104,000   Broadcom, Cl A ......................................   23,127,000
    377,000   CMGI ................................................    6,361,875
     65,500   Critical Path .......................................    3,180,844
    702,000   eBay ................................................   36,153,000
     80,000   Freemarkets .........................................    3,955,000
    414,000   Genzyme Transgenics .................................    8,875,125
    180,000   Getty Images ........................................    5,715,000
    245,000   Gilead Sciences .....................................   21,070,000
    572,500   Homestore.com .......................................   19,465,000
    475,000   Inktomi .............................................   30,132,813
    191,000   Internap Network Services ...........................    3,056,000
    181,240   Internet Capital Group ..............................    2,401,430
    350,000   Looksmart ...........................................    2,471,875
    145,000   Medimmune ...........................................    9,479,375
    320,000   Priceline.com .......................................    1,840,000
    190,000   Siebel Systems ......................................   19,938,125
    175,000   Sycamore Networks ...................................   11,068,750
     20,000   Ventro ..............................................       96,250
     20,000   Vignette ............................................      596,250
    475,000   WebMD ...............................................    5,403,125
    306,776   Yahoo! ..............................................   17,984,743
                                                                    ------------
TOTAL COMMON STOCKS
   (Cost $432,440,032)                                              $362,901,298
                                                                    ------------

                            AMERINDO TECHNOLOGY FUND
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                OCTOBER 31, 2000

REPURCHASE AGREEMENT -- 11.0%

                                                                   PRINCIPAL
                                                                     AMOUNT           VALUE
                                                                  -----------      ------------
JP Morgan
   6.50%, dated 10/31/00, matures 11/01/00,
   repurchase price $44,803,934 (collateralized by
   U.S. Treasury Note: total market value $45,692,748) .........  $44,795,846      $ 44,795,846
                                                                                   ------------
TOTAL REPURCHASE AGREEMENT
   (Cost $44,795,846)                                                                44,795,846
                                                                                   ------------
TOTAL INVESTMENTS -- 100.1%
   (Cost $477,235,878)                                                              407,697,144
                                                                                   ------------
OTHER ASSETS AND LIABILITIES, NET -- (0.1%)                                            (592,351)
                                                                                   ------------
NET ASSETS:
Fund Shares of Class D
   ($.001 par value)+ based on 18,808,011 outstanding
   shares of beneficial interest ............................................       454,012,473
Fund Shares of Class A
   ($.001 par value)+ based on 1,079,586 outstanding
   shares of beneficial interest ............................................        29,468,706
Fund Shares of Class C
   ($.001 par value)+ based on 264,409 outstanding
   shares of beneficial interest ............................................         7,779,651
Accumulated net investment loss .............................................           (56,448)
Accumulated net realized loss on investments ................................       (14,560,855)
Net unrealized depreciation on investments ..................................       (69,538,734)
                                                                                   ------------
TOTAL NET ASSETS -- 100.0% ..................................................      $407,104,793
                                                                                   ============
Net Asset Value, Offering and Redemption Price per Share -- Class D .........      $      20.20
                                                                                   ============
Net Asset Value and Redemption Price per Share -- Class A ...................      $      20.31
                                                                                   ============
Maximum Offering Price per Share -- Class A ($20.31 / 94.25%)** .............      $      21.55
                                                                                   ============
Net Asset Value, Offering and Redemption Price per Share -- Class C .........      $      20.08
                                                                                   ============


 * ALL COMMON STOCK HELD AS OF OCTOBER 31, 2000 ARE NON-INCOME PRODUCING. ** 5.75% REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES.
 + ONE BILLION SHARES AUTHORIZED IN TOTAL FOR THE FUND.
CL -- CLASS

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                           AMERINDO INTERNET B2B FUND
                             STATEMENT OF NET ASSETS
                                OCTOBER 31, 2000

COMMON STOCKS* -- 63.1%
   SHARES                                                                              VALUE
 -------------                                                                      -----------
      7,500   Akamai Technologies ................................................. $   382,500
      9,000   Ariba ...............................................................   1,137,375
     14,000   Commerce One ........................................................     898,625
     40,000   eBay ................................................................   2,060,000
     29,000   Exodus Communications ...............................................     973,313
      7,500   I2 Technologies .....................................................   1,275,000
     50,000   Internet Capital Group ..............................................     662,500
      7,500   Juniper Networks ....................................................   1,462,500
     27,500   Kana Communications .................................................     646,250
      8,000   Redback Networks ....................................................     851,500
     35,000   Scient ..............................................................     630,000
     10,000   Sycamore Networks ...................................................     632,500
                                                                                    -----------
TOTAL COMMON STOCKS
   (Cost $11,703,913)                                                                11,612,063
                                                                                    -----------

REPURCHASE AGREEMENTS -- 35.2%

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ----------

JP Morgan
   6.50%, dated 10/31/00, matures 11/01/00,
   repurchase price $3,476,018 (collateralized by
   U.S. Treasury Note: total market value $3,545,188) ..........   $3,475,390         3,475,390

ABN-AMRO
   6.50%, dated 10/31/00, matures 11/01/00,
   repurchase price $3,000,542 (collateralized by
   U.S. Treasury Note: total market value $3,060,325) ..........    3,000,000         3,000,000
                                                                                    -----------
TOTAL REPURCHASE AGREEMENTS
   (Cost $6,475,390)                                                                  6,475,390
                                                                                    -----------
TOTAL INVESTMENTS -- 98.3%
   (Cost $18,179,303)                                                                18,087,453
                                                                                    -----------
OTHER ASSETS AND LIABILITIES, NET -- 1.7%                                           $   319,766
                                                                                    -----------

                           AMERINDO INTERNET B2B FUND
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                OCTOBER 31, 2000

                                                                                      VALUE
                                                                                   ------------
NET ASSETS:
Fund Shares of Class D
   (forty million authorized-$.001 par value)
   based on 898,478 outstanding shares of beneficial interest ...............       $14,717,157
Fund Shares of Class A
   (forty million authorized-$.001 par value)
   based on 107,887 outstanding shares of beneficial interest ...............         1,752,007
Fund Shares of Class C
   (forty million authorized-$.001 par value)
   based on 90,477 outstanding shares of beneficial interest ................         1,523,152
Accumulated net realized gain on investments ................................           506,753
Net unrealized depreciation on investments ..................................           (91,850)
                                                                                    -----------
TOTAL NET ASSETS -- 100.0% ..................................................       $18,407,219
                                                                                    ===========
Net Asset Value, Offering and Redemption Price per Share -- Class D                 $     16.79
                                                                                    ===========
Net Asset Value and Redemption Price per Share -- Class A                           $     16.78
                                                                                    ===========
Maximum Offering Price per Share -- Class A ($16.78 / 94.25%)                       $     17.80
                                                                                    ===========
Net Asset Value, Offering and Redemption Price per Share -- Class C                 $     16.72
                                                                                    ===========

 * ALL COMMON STOCK HELD AS OF OCTOBER 31, 2000 ARE NON-INCOME PRODUCING. ** 5.75% REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                             STATEMENT OF NET ASSETS
                                OCTOBER 31, 2000

COMMON STOCKS* -- 92.7%
   SHARES                                                                             VALUE
 -------------                                                                     ------------
      9,400   Affymetrix ....................................................        $  520,525
     10,000   Alkermes ......................................................           370,625
     46,000   Coulter Pharmaceutical ........................................         1,762,375
     20,000   Emisphere Technologies ........................................           506,250
     35,000   Gemini Genomics, PLC ..........................................           398,125
     13,000   Gilead Sciences ...............................................         1,118,000
     10,000   Human Genome Sciences .........................................           883,906
     20,000   Medimmune .....................................................         1,307,500
     16,000   OSI Pharmaceuticals ...........................................         1,152,000
     15,000   PE Corporation-Celera Genomics Group ..........................         1,012,500
      4,000   Pharmacyclics .................................................           215,250
                                                                                     ----------
TOTAL COMMON STOCKS
   (Cost $9,199,294) ........................................................         9,247,056
                                                                                     ----------

REPURCHASE AGREEMENT -- 6.8%

                                                                   PRINCIPAL
                                                                     AMOUNT
                                                                   ----------

JP Morgan
   6.50%, dated 10/31/00, matures 11/01/00,
   repurchase price $676,417 (collateralized by
   U.S. Treasury Note:  total market value $690,595)                 $676,295           676,295
                                                                                     ----------
TOTAL REPURCHASE AGREEMENT
   (Cost $676,295)                                                                      676,295
                                                                                     ----------
TOTAL INVESTMENTS -- 99.5%
   (Cost $9,875,589)                                                                  9,923,351
                                                                                     ----------
OTHER ASSETS AND LIABILITIES, NET -- 0.5%                                            $   47,640
                                                                                     ----------

                      AMERINDO HEALTH & BIOTECHNOLOGY FUND
                       STATEMENT OF NET ASSETS (CONCLUDED)
                                OCTOBER 31, 2000

                                                                                      VALUE
                                                                                   ------------
NET ASSETS:
Fund Shares of Class D
   (forty million authorized-$.001 par value)
   based on 438,575 outstanding shares of beneficial interest ...............        $6,039,110
Fund Shares of Class A
   (forty million authorized-$.001 par value)
   based on 153,000 outstanding shares of beneficial interest ...............         2,134,894
Fund Shares of Class C
   (forty million authorized-$.001 par value)
   based on 91,758 outstanding shares of beneficial interest ................         1,273,401
Accumulated net realized gain on investments ................................           475,824
Net unrealized appreciation on investments ..................................            47,762
                                                                                     ----------
TOTAL NET ASSETS -- 100.0%                                                           $9,970,991
                                                                                     ==========
Net Asset Value, Offering and Redemption Price per Share -- Class D..........        $    14.60
                                                                                     ==========
Net Asset Value and Redemption Price per Share -- Class A....................        $    14.59
                                                                                     ==========
Maximum Offering Price per Share -- Class A ($14.59 / 94.25%)**..............        $    15.48
                                                                                     ==========
Net Asset Value, Offering and Redemption Price per Share -- Class C..........        $    14.55
                                                                                     ==========

 * ALL COMMON STOCK HELD AS OF OCTOBER 31, 2000 ARE NON-INCOME PRODUCING. ** 5.75% REPRESENTS THE MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES. PLC -- PUBLIC LIABILITY COMPANY

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                       This page intentionally left blank.

                                  AMERINDOFUNDS
                            STATEMENTS OF OPERATIONS

                                                              TECHNOLOGY FUND
                                                            ------------------
                                                            FOR THE YEAR ENDED
                                                             OCTOBER 31, 2000
                                                            ------------------
INCOME
   Interest ................................................. $   1,016,977
                                                              -------------
EXPENSES
   Investment advisory fees (Note 4) ........................     8,137,161
   Investment advisory fees waiver (Note 4) .................            --
   Investment advisory reimbursement (Note 4) ...............            --
   Distribution fees-- Class D (Note 5) .....................     1,284,259
   Distribution fees-- Class A (Note 5) .....................        57,530
   Distribution fees-- Class C (Note 5) .....................        34,676
   Professional fees ........................................       326,860
   Administration and accounting fees .......................       560,383
   Transfer agents fees .....................................       478,325
   Registration fees ........................................       317,588
   Directors' fees and expenses .............................        75,056
   Amortization of organization expenses (Note 2) ...........        55,867
   Printing .................................................       208,909
   Custodian fees ...........................................        61,478
   Miscellaneous ............................................         7,601
                                                              -------------
   Net expenses before expenses paid indirectly reimbursed ..    11,605,693
   Less: expenses paid indirectly reimbursed (Note 2) .......       (60,000)
                                                              -------------
   Total Net expenses .......................................    11,545,693
                                                              -------------
   Net investment loss ......................................   (10,528,716)
                                                              -------------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from investment
      transactions ..........................................   (14,560,855)
   Net change in unrealized appreciation (depreciation)
      of investments ........................................  (111,659,603)
                                                              -------------
   Total net realized and unrealized
      gain (loss) on investments ............................  (126,220,458)
                                                              -------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS .......................................... $(136,749,174)
                                                              =============

*The Fund commenced operations on May 30, 2000.

  Amounts designated as "--" are either $0 or have been rounded to $0.

  THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  AMERINDOFUNDS
                            STATEMENTS OF OPERATIONS

                                                            INTERNET B2B FUND           HEALTH & BIOTECHNOLOGY FUND
                                                          --------------------          ---------------------------
                                                          FOR THE PERIOD ENDED              FOR THE PERIOD ENDED
                                                            OCTOBER 31, 2000*                 OCTOBER 31, 2000*
                                                          --------------------          ---------------------------
INCOME
   Interest .................................................   $  57,841                         $  18,891
                                                                ---------                         ---------
EXPENSES
   Investment advisory fees (Note 4) ........................      56,266                            26,125
   Investment advisory fees waiver (Note 4) .................     (56,266)                          (26,125)
   Investment advisory reimbursement (Note 4) ...............     (39,839)                          (72,785)
   Distribution fees-- Class D (Note 5) .....................       8,196                             3,832
   Distribution fees-- Class A (Note 5) .....................       1,223                             1,096
   Distribution fees-- Class C (Note 5) .....................       3,967                             3,009
   Professional fees ........................................      28,222                            26,252
   Administration and accounting fees .......................      48,206                            48,206
   Transfer agents fees .....................................      18,033                            17,623
   Registration fees ........................................       3,417                             2,227
   Directors' fees and expenses .............................          14                                14
   Amortization of organization expenses (Note 2) ...........          --                                --
   Printing .................................................         729                               729
   Custodian fees ...........................................      20,000                            20,000
   Miscellaneous ............................................       4,254                             2,826
                                                                ---------                         ---------
   Net expenses before expenses paid indirectly reimbursed ..      96,422                            53,029
   Less: expenses paid indirectly reimbursed (Note 2) .......          --                                --
                                                                ---------                         ---------
   Total Net expenses .......................................      96,422                            53,029
                                                                ---------                         ---------
   Net investment loss ......................................     (38,581)                          (34,138)
                                                                ---------                         ---------
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
   Net realized gain (loss) from investment
      transactions ..........................................     545,334                           509,962
   Net change in unrealized appreciation (depreciation)
      of investments ........................................     (91,850)                           47,762
                                                                ---------                         ---------
   Total net realized and unrealized
      gain (loss) on investments ............................     453,484                           557,724
                                                                ---------                         ---------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS ..........................................   $ 414,903                         $ 523,586
                                                                =========                         =========

                                  AMERINDOFUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                             TECHNOLOGY FUND
                                         ------------------------------------------------------
                                            FOR THE             FOR THE             FOR THE
                                           YEAR ENDED         PERIOD ENDED         YEAR ENDED
                                           OCTOBER 31,         OCTOBER 31,         DECEMBER 31,
                                              2000                1999*               1998
                                         --------------      --------------      --------------
OPERATIONS
   Net investment loss .................  $ (10,528,716)     $     (835,279)     $     (997,201)
   Net realized gain (loss) from
      investment transactions ..........    (14,560,855)         89,294,885          11,408,771
   Net change in unrealized
      appreciation (depreciation)
      of investments ...................   (111,659,603)         17,013,105          21,783,873
                                          -------------      --------------      --------------
   Net increase (decrease) in
      net assets from operations .......   (136,749,174)        105,472,711          32,195,443
                                          -------------      --------------      --------------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares ...................             --         (83,960,097)                 --
      Class A Shares ...................             --          (2,644,686)                 --
      Class C Shares ...................             --                  --                  --
                                          -------------      --------------      --------------
   Total distributions .................             --         (86,604,783)                 --
                                          -------------      --------------      --------------
CAPITAL SHARE
   TRANSACTIONS
   Net increase (decrease) (Note 6) ....    262,876,833         197,111,761          (7,389,154)
                                          -------------      --------------      --------------
   Total increase in net assets ........    126,127,659         215,979,689          24,806,289
NET ASSETS:
   Beginning of period .................    280,977,134          64,997,445          40,191,156
                                          -------------      --------------      --------------
   End of period .......................  $ 407,104,793      $  280,977,134      $   64,997,445
                                          =============      ==============      ==============

  * Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31.
 ** The Fund commenced operations on May 30, 2000.

Amounts designated as "--" are either $0 or rounded to $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

                                  AMERINDOFUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS

                                       INTERNET B2B FUND       HEALTH & BIOTECHNOLOGY FUND
                                       -----------------       ---------------------------
                                            FOR THE                     FOR THE
                                          PERIOD ENDED                PERIOD ENDED
                                           OCTOBER 31,                 OCTOBER 31,
                                             2000**                      2000**
                                         --------------              --------------
OPERATIONS
   Net investment loss .................  $  (38,581)                  $  (34,138)
   Net realized gain (loss) from
      investment transactions ..........     545,334                      509,962
   Net change in unrealized
      appreciation (depreciation)
      of investments ...................     (91,850)                      47,762
                                          ----------                   ----------
   Net increase (decrease) in
      net assets from operations .......     414,903                      523,586
                                          ----------                   ----------
DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net realized gains
      Class D Shares ...................          --                           --
      Class A Shares ...................          --                           --
      Class C Shares ...................          --                           --
                                          ----------                   ----------
   Total distributions .................          --                           --
                                          ----------                   ----------
CAPITAL SHARE
   TRANSACTIONS
   Net increase (decrease) (Note 6)        17,992,316                   9,447,405
                                          -----------                  ----------
   Total increase in net assets ........   18,407,219                   9,970,991
NET ASSETS:
   Beginning of period .................          --                           --
                                          -----------                  ----------
   End of period .......................  $18,407,219                  $9,970,991
                                          ===========                  ==========

                                  AMERINDOFUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 2000

NOTE 1. ORGANIZATION
     The Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund (collectively known as the "Funds") are series of the Amerindo Funds Inc., a Maryland corporation, which commenced operations on October 28, 1996. The Funds are each a non-diversified, open-end management investment company registered under the Investment Company Act of 1940. Each Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

     The Funds offer three classes of shares to investors, Class D, Class A and Class C shares. Class D shares are sold without an initial sales load with a minimum investment of $2,500. Class A shares are sold subject to an initial sales load of up to 5.75% with a minimum investment of $2,500. Class C shares, are also sold without an initial sales load with a minimum investment of $2,500. Class D, Class A, and C shares are subject to a fee of 2% on redemptions made within the first year of purchase. Prior to November 1, 1999, Class D and Class A shares were subject to a fee of 3% on redemptions made within the first year. Class C shares are subject to a 1% maximum deferred sales charge on redemptions within the first year of purchase.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
     The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

     SECURITIES VALUATION -- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. In the absence of a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     Funds' Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

     Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

     FEDERAL INCOME TAXES -- It is each Fund's intention to continue to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and capital gains. Accordingly, no provision for federal income taxes is required.

     ORGANIZATION EXPENSES -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organizational costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

     During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Technology Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the year ended October 31, 2000, $55,867 was amortized.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements and procedures adopted by the Board of Trustees require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed or limited.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONCLUDED)
     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method. At October 31, 2000, no securities were held which require amortization of discounts or premiums.

     INCOME AND EXPENSES -- All income earned and expenses incurred by the Funds are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Funds' Class C shares bear higher distribution fees than Class Dand A shares.

     Through a separate contractual agreement, The Northern Trust Company serves as the Funds' custodian. In the Statement of Operations for the Amerindo Technology Fund, expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances. For the year ended October 31, 2000, such amount was $60,000.

     DIVIDENDS AND DISTRIBUTIONS -- Dividends and distributions to shareholders are recorded on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise.

     Accordingly, the following permanent differences, primarily attributable to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to (from) the following accounts:

                                                      ACCUMULATED NET         ACCUMULATED NET
                                PAID-IN-CAPITAL   INVESTMENT INCOME (LOSS)  REALIZED GAIN (LOSS)
                                --------------     ----------------------   --------------------
Amerindo Technology Fund         $(10,472,268)          $10,472,268               $     --
Amerindo Internet B2B Fund                 --                38,581                (38,581)
Amerindo Health &
     Biotechnology Fund                    --                34,138                (34,138)

These reclassifications had no effect on net assets or net asset values per share.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 3. PURCHASES AND SALES OF SECURITIES
     Purchases and sales of investment securities (other than short-term investments), for the year ended October 31, 2000, are as follows:

                                                                           AMERINDO
                             AMERINDO              AMERINDO                HEALTH &
                            TECHNOLOGY           INTERNET B2B            BIOTECHNOLOGY
                               FUND                  FUND                    FUND
                           -------------         ------------            ------------
Purchases                  $404,786,959          $15,680,211              $11,357,913
Sales                       153,326,105            4,521,633                2,668,581

     At October 31, 2000 the cost of investments for federal income tax purposes was $477,873,878 for the Amerindo Technology Fund, $18,230,865 for the Amerindo Internet B2B Fund, and $10,068,857 for the Amerindo Health & Biotechnology Fund. The aggregate gross unrealized appreciation and depreciation for securities held by the Funds at October 31, 2000 are as follows.

                                                                                AMERINDO
                                               AMERINDO         AMERINDO        HEALTH &
                                              TECHNOLOGY      INTERNET B2B    BIOTECHNOLOGY
                                                  FUND            FUND            FUND
                                            -------------    -------------    -------------
Aggregate gross unrealized appreciation      $131,893,523      $1,496,913       $1,018,032
Aggregate gross unrealized depreciation      (201,432,257)     (1,588,763)        (970,270)
                                             ------------      ----------       ----------
Book net unrealized appreciation
 (depreciation)                               (69,538,734)        (91,850)          47,762
Less: Tax basis adjustments                      (638,002)        (51,562)        (193,268)
                                             ------------      ----------       ----------
Tax net unrealized appreciation/
  (depreciation)                             $(70,176,736)     $ (143,412)      $ (145,506)
                                             ============      ==========       ==========

     For Federal income tax purposes the Amerindo Technology Fund had a capital loss carryforward of $13,922,853 at October 31, 2000 which may be carried forward and applied against future capital gains. The capital loss carryforward expires in 2008.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 4. INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS
     The Funds have an agreement with the Amerindo Investment Advisors Inc., (the "Advisor"), with whom certain officers and directors of the Funds are affiliated, to serve as investment advisors and managers. Under the terms of the agreement, a monthly fee is paid to the investment advisor of 0.125% (1.50% on an annual basis) of the average daily net assets. This advisory agreement is subject to an annual review by the Board.

     The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Funds for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Funds) over 2.25%, 2.25% and 3.00% of the average daily net asset values of the Class D, Class A, and Class C shares, respectively. Prior to November 1, 1999, the Advisor reimbursed the fund for any applicable expenses over 2.25% and 2.50% of average daily net asset values of Class D and Class A shares, respectively.

     For the year ended October 31, 2000, the Advisor earned advisory fees of $8,137,161, $56,266 and $26,125 for the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health & Biotechnology Fund, respectively, and reimbursed the Funds $0, $96,105 and $98,910 respectively, in expenses.

     The Advisor and SEI Investments Mutual Funds Services (the "Administrator") are parties to an agreement under which the Administrator provides management and administrative services for an annual fee of 0.125% of the average daily net assets of the Fund up to $250 million, 0.09% on the next $250 million, 0.07% on the next $500 million and 0.05% of such assets in excess of $1 billion.

     Forum Shareholder Services LLC (the "Transfer Agent") is the transfer agent and dividends disbursing agent for the Funds under a transfer agency agreement with Amerindo Funds Inc.

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 5. DISTRIBUTION FEES
     Amerindo Funds Inc. and SEI Investments Distribution Co. (the "Distributor") are parties to a Distribution Agreement dated September 15, 1999. The Fund has adopted a Distribution Plan (the "Plan") for Class D, Class A, and Class C shares. Under the terms of the Plan, each Fund pays the Distributor a monthly distribution fee at an annual rate of 0.75% and a shareholder service fee equal to 0.25% of the average daily net assets of the Class C shares and a distribution fee at an annual rate of 0.25% of the Class Ashares average daily net assets, which may be used by the Distributor to provide compensation for sales support and distribution activities. Each Fund has also adopted a distribution and service plan on behalf of the Class D shares which compensates the Advisor 0.25% of the average daily net assets of the Class D shares for providing services to shareholders. Prior to November 1, 1999, each Fund paid the Distributor a monthly distribution fee at an annual rate of 0.50% of the average daily net assets of the Fund's Class A shares and 0.25% of the Class D shares.

     For the year ended October 31, 2000, the Funds incurred distribution fees as follows:

                                                                          AMERINDO
                             AMERINDO              AMERINDO               HEALTH &
                            TECHNOLOGY           INTERNET B2B           BIOTECHNOLOGY
                               FUND                  FUND                   FUND
                         ----------------        ------------           -------------
     Class D               $1,284,259               $8,196                 $3,832
     Class A                   57,530                1,223                  1,096
     Class C                   34,676                3,967                  3,009

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

NOTE 6. FUND SHARE TRANSACTIONS
     At October 31, 2000 there were one billion shares of $0.001 par value capital stock authorized. Transactions in capital stock for the indicated periods were as follows:

                                                    TECHNOLOGY FUND
                                                 ---------------------
                                                     CLASS D SHARES

                              FOR THE                       FOR THE                       FOR THE
                            YEAR ENDED                    PERIOD ENDED                   YEAR ENDED
                         OCTOBER 31, 2000               OCTOBER 31, 1999*             DECEMBER 31, 1998
                    ---------------------------    ---------------------------   ---------------------------
                       SHARES         AMOUNT         SHARES          AMOUNT       SHARES           AMOUNT
                    ------------   ------------    ----------     ------------   ----------     ------------
Shares sold .......  16,617,205    $506,694,217     5,699,786     $166,007,792      779,033     $  6,936,614
Shares issued in
   reinvestment of
   distributions from
   realized gains            --              --     3,197,880       75,214,130           --               --
Shares redeemed ...  (9,411,906)   (273,435,653)   (2,010,955)     (51,808,109)  (1,518,536)     (14,896,561)
                     ----------    ------------    ----------     ------------  -----------     ------------
Net increase
   (decrease) .....   7,205,299    $233,258,564     6,886,711     $189,413,813     (739,503)    $  (7,959,947)
                     ==========    ============    ==========     ============  ===========     =============

                                                        TECHNOLOGY FUND
                                                     ---------------------
                                                        CLASS A SHARES

                             FOR THE                        FOR THE                   FOR THE PERIOD
                            YEAR ENDED                    PERIOD ENDED            AUGUST 31, 1998+ THROUGH
                         OCTOBER 31, 2000               OCTOBER 31, 1999*             DECEMBER 31, 1998
                    ---------------------------    ---------------------------   ---------------------------
                       SHARES         AMOUNT         SHARES          AMOUNT       SHARES           AMOUNT
                    ------------   ------------    ----------     ------------   ----------     ------------
Shares sold .......    1,058,462   $ 31,241,156       242,687      $ 6,197,102       60,778        $ 589,063
Shares issued in
   reinvestment of
   distributions from
   realized gains            --              --       108,793        2,575,121           --               --
Shares redeemed ...    (350,485)     (9,539,941)      (39,002)      (1,074,275)      (1,647)         (18,270)
                     ----------    ------------    ----------     ------------   ----------        ---------
Net increase ......     707,977    $ 21,701,215       312,478     $  7,697,948       59,131        $ 570,793
                     ==========    ============    ==========     ============  ===========        =========

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

                                       TECHNOLOGY FUND
                                  --------------------------
                                       CLASS C SHARES
                                        FOR THE PERIOD
                                      DECEMBER 15, 1999**
                                   THROUGH OCTOBER 31, 2000
                                   ------------------------
                                     SHARES        AMOUNT
                                   ----------    ----------
Shares sold ...................       283,881    $8,429,872
Shares issued in
   reinvestment
   of distributions
   from realized gains ........            --            --
Shares redeemed                       (19,472)     (512,818)
                                   ----------    ----------
Net increase ..................        264,409   $7,917,054
                                   ===========   ==========

 + Commencement of operations of Class A shares.
 * Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31.
** Commencement of operations of Class C shares.

      Amounts designated as "--" are either $0 or rounded to $0.

                                          INTERNET B2B FUND
                                          -----------------

                              CLASS D SHARES               CLASS A SHARES
                              FOR THE PERIOD               FOR THE PERIOD
                               MAY 30, 2000*                MAY 30, 2000*
                         THROUGH OCTOBER 31, 2000      THROUGH OCTOBER 31, 2000
                         ------------------------      ------------------------
                           SHARES       AMOUNT          SHARES          AMOUNT
                         ----------   -----------      ----------     ---------
Shares sold ............   941,016    $15,449,745        120,012      $1,971,451
Shares issued in
   reinvestment
   of distributions
   from realized gains          --             --             --              --
Shares redeemed .......    (42,538)      (732,588)       (12,125)       (219,444)
                          --------    -----------       --------      ----------
Net increase ..........    898,478    $14,717,157        107,887      $1,752,007
                          ========    ===========       ========      ==========

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                OCTOBER 31, 2000

                                                                            INTERNET B2B FUND
                                                                        ------------------------
                                                                              CLASS C SHARES
                                                                              FOR THE PERIOD
                                                                               MAY 30, 2000*
                                                                        THROUGH OCTOBER 31, 2000
                                                                        ------------------------
                                                                          SHARES        AMOUNT
                                                                        ---------     ----------
Shares sold ..........................................................     90,477     $1,523,164
Shares issued in
   reinvestment
   of distributions
   from realized gains ...............................................         --             --
Shares redeemed ......................................................         --            (12)
                                                                        ---------     ----------
Net increase                                                               90,477     $1,523,152
 .....................................................................  =========     ==========

* Commencement of operations for the Internet B2B Fund.

Amounts designated as "--" are either $0 or rounded to $0.

                                                      HEALTH & BIOTECHNOLOGY FUND
                                                      ---------------------------
                                           CLASS D SHARES                     CLASS A SHARES
                                           FOR THE PERIOD                     FOR THE PERIOD

                                            MAY 30, 2000*                      MAY 30, 2000*
                                       THROUGH OCTOBER 31, 2000          THROUGH OCTOBER 31, 2000
                                      -------------------------          ------------------------
                                        SHARES          AMOUNT             SHARES        AMOUNT
                                       --------      ----------          --------     ----------
Shares sold ...................         456,406      $6,288,186           158,466     $2,216,987
Shares issued in reinvestment
   of distributions from
   realized gains .............              --              --                --             --
Shares redeemed ...............         (17,831)       (249,076)           (5,466)       (82,093)
                                       --------      ----------          --------     ----------
Net increase                            438,575      $6,039,110           153,000     $2,134,894
                                       ========      ==========          ========     ==========

                                  AMERINDOFUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
                                OCTOBER 31, 2000

                                                     HEALTH & BIOTECHNOLOGY FUND
                                                     ---------------------------
                                                           CLASS C SHARES
                                                           FOR THE PERIOD
                                                            MAY 30, 2000*
                                                       THROUGH OCTOBER 31, 2000
                                                      --------------------------
                                                       SHARES            AMOUNT
                                                      --------         ----------
Shares sold .........................................   91,758         $1,273,401
Shares issued in
   reinvestment
   of distributions
   from realized gains ..............................       --                 --
Shares redeemed                                       --------         ----------
Net increase ........................................   91,758         $1,273,401
                                                      ========         ==========

*  Commencement of operations for the Health & Biotechnology Fund.

Amounts designated as "--" are either $0 or rounded to $0.

NOTE 7. CONCENTRATION OF CREDIT RISK
     Each Fund invests a substantial portion of its assets in securities in a specific industry. Therefore, they may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

FINANCIAL HIGHLIGHTS                                               AMERINDOFUNDS
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)
--------------------------------------------------------------------------------

                                               NET
                                            REALIZED
                                               AND
                 NET                       UNREALIZED         DISTRIBUTIONS              NET
                ASSET          NET            GAIN        -----------------------       ASSET
                VALUE       INVESTMENT       (LOSS)          NET         REALIZED       VALUE
              BEGINNING       INCOME           ON         INVESTMENT     CAPITAL         END        TOTAL
              OF PERIOD       (LOSS)       INVESTMENTS      INCOME        GAINS       OF PERIOD     RETURN*
              ----------    ----------     -----------    ----------     --------     ---------     -------

---------------
Technology Fund
---------------
Class D
   2000        $23.46        $ (0.60)        $ (2.66)        $ --        $    --        $20.20       (13.90)%
   1999**       13.61          (0.07)          20.07           --         (10.15)        23.46       146.74
   1998          7.37          (0.20)           6.44           --             --         13.61        84.67
   1997          9.00          (0.16)          (1.47)          --             --          7.37       (18.11)
   1996(1)      10.00          (0.04)          (0.96)          --             --          9.00       (10.00)
Class A
   2000        $23.61        $ (0.12)        $ (3.18)        $ --        $    --        $20.31       (13.98)%
   1999**       13.59          (0.08)          20.25           --         (10.15)        23.61       148.20
   1998(2)       8.44          (0.10)           5.25           --             --         13.59        61.02
Class C
   2000(3)     $30.72        $ (0.33)        $(10.31)        $ --        $    --        $20.08       (34.64)%
--------------------
Internet B2B Fund(4)
--------------------
Class D
   2000        $10.00        $ (0.03)        $  6.82         $ --        $    --        $16.79        67.91%
Class A
   2000        $10.00        $ (0.04)        $  6.82         $ --        $    --        $16.78        67.89%
Class C
   2000        $10.00        $ (0.07)        $  6.79         $ --        $    --        $16.72        67.30%
------------------------------
Health & Biotechnology Fund(4)
------------------------------
Class D
   2000        $10.00        $ (0.05)        $  4.65         $ --        $    --        $14.60        45.99%
Class A
   2000        $10.00        $ (0.04)        $  4.63         $ --        $    --        $14.59        45.90%
Class C
   2000        $10.00        $ (0.07)        $  4.62         $ --        $    --        $14.55        45.51%

 * Total return is for the period indicated and has not been annualized. Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges are not reflected in the calculation of total investment return.
** Subsequent to December 31, 1998, the Fund's management elected to change the
   Fund's fiscal year end to October 31. All ratios for the period have been annualized.
(1) Commenced operations on October 28, 1996. All ratios for the period have been annualized.
(2) Commenced operations on August 3, 1998. All ratios for the period have been annualized.
(3) Commenced operations on December 15, 1999. All ratios for the period have been annualized.
(4) Commenced operations on May 30, 2000. All ratios for the period have been annualized.

Amounts designated as "--" are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.


                                                                         RATIO                RATIO
                                                                         OF NET               OF NET
                 NET                                 RATIO             INVESTMENT           INVESTMENT
                ASSETS         RATIO              OF EXPENSES           INCOME             INCOME (LOSS)
                END OF       OF EXPENSES          TO AVERAGE           (LOSS) TO            TO AVERAGE
                PERIOD       TO AVERAGE           NET ASSETS            AVERAGE             NET ASSETS          PORTFOLIO
                (000)        NET ASSETS       (EXCLUDING WAIVER)       NET ASSETS       (EXCLUDING WAIVER)       TURNOVER
                ------       -----------      ------------------       ----------       ------------------      ---------
---------------
Technology Fund
---------------
Class D
   2000        $379,869         2.13%                2.13%               (1.94)%             (1.94)%              30.51%
   1999**       272,205         2.25                 2.29                (0.64)              (0.68)              170.00
   1998          64,194         2.25                 2.75                (2.21)              (2.72)               78.46
   1997          40,191         2.25                 2.83                (2.25)              (2.83)              355.21
   1996(1)       34,210         2.25                 3.82                (2.25)              (3.82)                0.00
Class A
   2000        $ 21,926         2.15%                2.15%               (1.97)%             (1.97)%              30.51%
   1999**         8,772         2.50                 2.54                (0.75)              (0.79)              170.00
   1998(2)          803         2.50                 2.86                (2.40)              (2.76)               78.46
Class C
   2000(3)     $  5,310         2.96%                2.96%               (2.80)%             (2.80)%              30.51%
--------------------
Internet B2B Fund(4)
--------------------
Class D
   2000        $ 15,084         2.23%                4.55%               (0.84)%             (3.16)%              61.39%
Class A
   2000        $  1,810         2.23%                4.36%               (0.91)%             (3.04)%              61.39%
Class C
   2000        $  1,513         2.97%                5.09%               (1.64)%             (3.76)%              61.39%
------------------------------
Health & Biotechnology Fund(4)
------------------------------
Class D
   2000        $  6,403         2.22%                6.46%               (1.38)%             (5.62)%              55.63%
Class A
   2000        $  2,233         2.22%                6.76%               (1.41)%             (5.95)%              55.63%
Class C
   2000        $  1,335         2.96%                7.22%               (2.19)%             (6.45)%              55.63%

INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
AMERINDO FUNDS INC.

We have audited the accompanying statements of net assets of the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health and Biotechnology Fund (collectively, the "Funds") as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the periods then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Funds' financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated November 17, 1999, expressed an unqualified opinion on those statements.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Amerindo Technology Fund, the Amerindo Internet B2B Fund and the Amerindo Health and Biotechnology Fund as of October 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the period then ended in conformity accounting principles generally accepted in the United States of America.

/s/signature omitted
Deloitte & Touche LLP
New York, New York

December 15, 2000

INVESTMENT ADVISOR
--------------------------------------------------------------------------------
AMERINDO INVESTMENT ADVISORS INC.
SAN FRANCISCO, CALIFORNIA/NEW YORK, NEW YORK

ADMINISTRATOR
--------------------------------------------------------------------------------
SEI INVESTMENTS MUTUAL FUNDS SERVICES
OAKS, PENNSYLVANIA

DISTRIBUTOR
--------------------------------------------------------------------------------
SEI INVESTMENTS DISTRIBUTION CO.
OAKS, PENNSYLVANIA

TRANSFER AND DIVIDEND AGENT
--------------------------------------------------------------------------------
FORUM SHAREHOLDER SERVICES LLC
PORTLAND, MAINE

CUSTODIAN
--------------------------------------------------------------------------------
THE NORTHERN TRUST COMPANY
CHICAGO, ILLINOIS

LEGAL COUNSEL
--------------------------------------------------------------------------------
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
NEW YORK, NEW YORK

INDEPENDENT AUDITORS
--------------------------------------------------------------------------------
DELOITTE & TOUCHE, LLP
NEW YORK, NEW YORK

1-888-832-4386
WWW.AMERINDO.COM
AME-F-001-03